UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 7, 2005
                 ----------------------------------------------
                Date of Report (Date of earliest event reported)


                              AmNet Mortgage, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Maryland
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


       1-13485                                     33-0741174
------------------------                --------------------------------
(Commission File Number)                (IRS Employer Identification No.)


              10421 Wateridge Circle, Suite 250 San Diego, CA 92121
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  858-909-1200
                          -----------------------------
              (Registrant's telephone number, including area code)

                 ----------------------------------------------
                (Former name or former address, if changed since
                                  last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement


In October 2003, the company's compensation committee approved the terms of a Long Term Incentive Cash Plan for its executive officers. The final plan was filed as an exhibit to the Company's Form 10-K/A filed on April 29, 2004. The plan provided for cash payments to each of the company's executive officers in the event that certain thresholds and target goals were met for the two year period ended December 31, 2004. On February 7, 2005, the compensation committee authorized the payment of awards earned under the plan. However, the committee determined that it is in the best interests of the company to pay half of each award value in cash and half in restricted stock of the company (based on the public trading price of $9.00 per share.) The stock will be subject to an agreement that will provide for three year vesting and other terms to be approved by the committee.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

    Exhibit No.                     Description
    -----------                     -----------
      10.25A Amendment to the Long Term Incentive Cash Plan for executive officers

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AmNet Mortgage, Inc.



Date: February 11, 2005               By:      /s/  Judith A. Berry
                                               --------------------
                                               Judith A. Berry
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
  10.25A Amendment to the Long Term Incentive Cash Plan for executive officers